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EXHIBIT 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

              We consent to the references to our firm under the caption "Experts" and to the use of our report dated October 19, 2001, in the Post-Effective Amendment No. 1 to the Registration Statement (Form S-1 No. 333-49444) and related Prospectus of Photon Dynamics, Inc. for the registration of 1,295,000 shares of its common stock.

/s/ ERNST & YOUNG, LLP

Palo Alto, California
January 29, 2002

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  EXHIBIT 23.1
CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS